                                                                   EXHIBIT 24

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, an Annual Report on Form 10-K; and

         WHEREAS, the undersigned is an officer or director, or both, of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT, JAMES P. SMITH and GARY B. PRUITT, or any of them, his/her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his/her name, place and stead, in any and all capacities, to sign the aforementioned Annual Report on Form 10-K (and any and all amendments thereto) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 21st day of February, 1995.


/s/ James B. McClatchy                     /s/ Erwin Potts
-----------------------------              ------------------------------
James B. McClatchy                         Erwin Potts


/s/ William Ellery McClatchy               /s/ William L. Honeysett
-----------------------------              ------------------------------
William Ellery McClatchy                   William L. Honeysett


/s/ Betty Lou Maloney                      /s/ James P. Smith
-----------------------------              ------------------------------
Betty Lou Maloney                          James P. Smith


/s/ William K. Coblentz                    /s/ Joan F. Lane
-----------------------------              ------------------------------
William K. Coblentz                        Joan F. Lane

/s/ S. Donley Ritchey                      /s/ William M. Roth
-----------------------------              ------------------------------
S. Donley Ritchey                          William M. Roth


/s/ Frederick R. Ruiz                      /s/ H. Roger Tatarian
-----------------------------              ------------------------------
Frederick R. Ruiz                          H. Roger Tatarian


/s/ Robert W. Berger
-----------------------------
Robert W. Berger





Page 2 of 2